                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

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Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   INTUIT INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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       to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               [INTUIT LETTERHEAD]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 12, 1997


Dear Stockholders:

We are notifying you that the Annual Meeting of Stockholders of Intuit Inc. will be held at our offices at 2535 Garcia Avenue, Mountain View, California 94043, at 8:30 a.m. P.S.T. on Friday, January 16, 1998. Only stockholders of record at the close of business on November 19, 1997 are entitled to vote at the Meeting. At the Meeting we will ask stockholders to act on the following matters:

        1. Elect six directors to serve until the next Annual Meeting of Stockholders. We intend to nominate the following incumbent directors for re-election:

               Christopher W. Brody                       L. John Doerr
               William V. Campbell                        Michael R. Hallman
               Scott D. Cook                              Burton J. McMurtry

        2. Amend the Intuit Inc. 1993 Equity Incentive Plan to increase the number of shares of Common Stock available under the plan by 2,105,000 shares (from 11,000,000 shares to 13,105,000 shares).

        3. Amend the Intuit Inc. 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock available under the plan by 200,000 shares (from 300,000 shares to 500,000 shares).

        4. Amend the Intuit Inc. 1996 Directors Stock Option Plan to increase the number of shares of Common Stock available under the Plan by 45,000 shares (from 120,000 shares to 165,000 shares).

        5. Ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal 1998.

        6. Transact any other business that is properly presented at the Meeting.

Each of these matters is described in more detail in the enclosed Proxy Statement. We have also enclosed a copy of our Annual Report for our fiscal year ended July 31, 1997.

Please use this opportunity to take part in Intuit's affairs by voting your shares. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

Sincerely,

/s/ CATHERINE L. VALENTINE
------------------------------
Catherine L. Valentine
Vice President and Corporate Secretary

                              [INTUIT LETTERHEAD]

                                PROXY STATEMENT

                               DECEMBER 12, 1997



               INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

DATE, TIME AND PLACE OF MEETING

The Board of Directors of Intuit Inc. is asking for your proxy for use at the Annual Meeting of Stockholders of Intuit to be held on Friday, January 16, 1998 at 8:30 a.m. P.S.T at our offices at 2535 Garcia Avenue, Mountain View, California. We are initially mailing this proxy statement and proxy to stockholders of Intuit on December 12, 1997.

RECORD DATE, OUTSTANDING SHARES AND QUORUM

Only holders of record of Intuit Common Stock at the close of business on November 19, 1997 (called the "Record Date") will be entitled to vote at the Meeting. On the Record Date, we had approximately 47,310,404 shares of Common Stock outstanding and entitled to vote, with approximately 1,000 stockholders of record and approximately 33,000 beneficial owners of our stock. If a majority of the shares outstanding on the Record Date are present at the Meeting, either in person or by proxy, we will have a quorum at the Meeting. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of Intuit Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as "broker non-votes") will also be counted as present in determining whether we have a quorum.

VOTING RIGHTS AND VOTING OF PROXIES

Holders of our Common Stock are entitled to one vote for each share they held as of the Record Date. Cumulative voting for directors is not permitted. Directors will be elected by a plurality of the votes cast by the shares of Common Stock present at the Meeting (either in person or by proxy), which means that the six nominees with the most votes will be elected. Proposals 2, 3, 4 and 5 must be approved by a majority of the shares of Common Stock voting for or against the Proposal at the Meeting. All votes will be tabulated by the Inspector of Elections appointed for the Meeting. The Inspector will separately tabulate yes and no votes, abstentions and broker non-votes for each proposal. If you do not give specific voting instructions on your proxy for a specific proposal, your shares will be counted as affirmative votes for that proposal. Broker non-votes and abstentions on a particular proposal will not be considered present except for purposes of determining a quorum, so those shares will not be counted as either yes or no votes in determining whether or not the proposal is approved.

SOLICITATION AND VOTING OF PROXIES

The proxy included with this Proxy Statement is solicited by the Board of Directors of Intuit for use at the Meeting. You can submit your proxy by mailing it in the envelope provided. If you hold your shares in "street name" (i.e., through a broker, bank or other entity that holds them on your behalf) rather than in your own name, you may provide voting instructions for your shares by telephone or via the Internet. If these options are available to you, instructions for telephone and electronic voting are included with your proxy card. If your proxy is properly completed and submitted, and it is not revoked before the Meeting, your shares will be voted at the Meeting according to the instructions indicated on your proxy. If you sign and return your proxy card but do not give any voting instructions, your shares will be voted in favor of the election of each of the director nominees listed in Proposal No. 1 below, and in favor of Proposal Nos. 2, 3, 4 and 5. As far as we know, no other matters will be presented at the Meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

Intuit will pay all expenses of soliciting proxies to be voted at the Meeting. After the proxies are initially distributed, Intuit and/or its agents may also solicit proxies by mail, telephone or in person. We have hired a proxy solicitation firm, Beacon Hill Partners, Inc., to assist us in soliciting proxies. We will pay Beacon Hill a fee of $3,500, plus their expenses. After the proxies are initially distributed, we will ask brokers, custodians, nominees and other record holders to forward copies of the Proxy Statement, proxy card and other materials to people for whom they hold shares of Common Stock, and to request that the beneficial holders give them authority to sign the proxies. We will reimburse record holders for reasonable expenses they incur in forwarding proxy materials to beneficial holders.

REVOCATION OF PROXIES

If you submit the enclosed proxy, you may revoke it at any time before voting takes place at the Meeting. There are three ways you can revoke your proxy: (1) deliver to the Secretary of Intuit a written notice, dated later than the proxy you want to revoke, stating that the proxy is revoked; (2) deliver to the Secretary of Intuit a signed proxy with a later date than the proxy you want to revoke; or (3) attend the Meeting and vote in person. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must bring to the Meeting a letter from the record holder confirming your beneficial ownership of the shares.


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Our Board of Directors currently has six members who generally serve one-year terms. At the Meeting, we will nominate the six current directors for re-election to the Board of Directors. The current directors are Christopher W. Brody, William V. Campbell, Scott D. Cook, L. John Doerr, Michael R. Hallman and Burton J. McMurtry. Your proxy will be voted for each of these six nominees unless your proxy is marked to withhold authority to vote for any or all of them. Directors will be elected by a plurality of the shares present at the Meeting, which means that the six nominees who receive the most votes will be elected. We are not aware that any nominee is unable or unwilling to serve. However, if any nominee is unable or for good cause unwilling to serve, the proxy holders may decide to vote the shares for any substitute nominee.


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



DIRECTORS/NOMINEES

The following table shows Intuit's current directors and nominees for election. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until a qualified successor is elected, unless the nominee resigns or is removed from the Board prior to that time.

                                                                        DIRECTOR
  NAME OF DIRECTOR           AGE        PRINCIPAL OCCUPATION              SINCE
  ----------------           ---        --------------------              -----

Christopher W. Brody(1)(2)    53   Managing Director, E.M. Warburg         1993
                                   Pincus & Co., LLC

William V. Campbell           57   President and Chief Executive            1994
                                   Officer, Intuit

Scott D. Cook (2)             45   Chairman of the Board, Intuit            1984

L. John Doerr (3)             46   General Partner, Kleiner Perkins         1990
                                   Caufield & Byers

Michael R. Hallman (3)        52   President, The Hallman Group             1993

Burton J. McMurtry (1)        62   General Partner of the General           1990
                                   Partner, Technology Venture Investors
                                   partnerships


----------
(1)    Member of the Audit Committee
(2)    Member of the Nominating Committee
(3)    Member of the Compensation Committee

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                  ELECTION OF EACH OF THE NOMINATED DIRECTORS.

Mr. Brody became a director of Intuit in December 1993 following Intuit's acquisition of ChipSoft, Inc. He had joined the ChipSoft Board of Directors in December 1989 and served as its Chairman from December 1989 until July 1991. Mr. Brody is a Managing Director of E.M. Warburg, Pincus & Co., LLC, a venture banking and investment counseling firm. He joined that firm in 1968 and has been a managing director since 1971. Mr. Brody holds a Bachelor of Arts degree in English literature and a Masters in Business Administration from Harvard University.

Mr. Campbell joined Intuit as its President and Chief Executive Officer in April 1994 and was elected to Intuit's Board of Directors in May 1994. Mr. Campbell was President and Chief Executive Officer of GO Corporation, a pen-based computing software company, from January 1991 to December 1993. Mr. Campbell also serves on the board of directors of SanDisk, Inc. (a computer storage devices company), Great Plains Software, Inc. (a software company) and Apple Computer, Inc. (a computer company) He is a member of SanDisk's Compensation Committee and a member of Apple's Audit Committee. Mr. Campbell holds both a Bachelors and a Masters degree in economics from Columbia University.

Mr. Cook, a founder of Intuit, has been a director of Intuit since March 1984 and has been Intuit's Chairman of the Board of Directors since March 1993. From March 1984 to April 1994, he also served as President and Chief Executive Officer of Intuit. Mr. Cook also serves on the board of directors of Amazon.com, Inc. (an online bookseller) and Broderbund Software, Inc. (a consumer software company). Mr. Cook is a member of Broderbund's Audit Committee. Mr. Cook holds a Bachelor of Arts degree in economics and mathematics from the University of Southern California and a Masters in Business Administration from Harvard University.

Mr. Doerr has been a director of Intuit since August 1990. He has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. He holds Bachelor of Science and Master of Science degrees in electrical engineering and computer science from Rice University and a Masters in Business Administration from Harvard University. He is also a director of @Home Corporation (which provides cable network-based Internet access), Amazon.com, Inc. (an online bookseller), Macromedia, Inc. (a software company), Netscape Communications Corporation (an Internet "browser" company), Platinum Software Corporation (a software company), Sun Microsystems, Inc. (a computer and software company) and Shiva Corporation (a networking hardware and software company).

Mr. Hallman became a director of Intuit in December 1993 following Intuit's acquisition of ChipSoft. He had joined ChipSoft's Board of Directors in April 1992. Mr. Hallman has been President of The Hallman Group, a management consulting firm, since October 1992. Mr. Hallman was President and Chief Operating Officer of Microsoft Corporation from March 1990 through April 1992, and a consultant to Microsoft through September 1992. He holds a Bachelors degree in business and a Masters in Business Administration from the University of Michigan. Mr. Hallman is also a director of In Focus Systems, Inc. (which makes computer-operated projection products), Key Tronic Corporation (a computer keyboard company), Timeline Inc. (a software company) and Network Appliance, Inc. (which makes network data storage products).

Mr. McMurtry has been a director of Intuit since August 1990. Since July 1980, he has been a general partner of various limited partnerships that, in turn, are general partners of various Technology Venture Investors venture capital partnerships. Mr. McMurtry holds Bachelor of Arts and Bachelor of Science degrees in electrical engineering from Rice University and Master of Science and Ph.D. degrees in electrical engineering from Stanford University. Mr. McMurtry is also a director of Aradigm Corporation (which develops pulmonary drug delivery systems) and SpectraLink Corporation (which makes wireless telephone systems).

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

The Board of Directors met 10 times and acted by written consent 12 times during fiscal 1997. During fiscal 1997, no director attended fewer than 75% of the meetings of the Board and of the committees on which he served.

The Board has three committees -- an Audit Committee, a Compensation Committee and a Nominating Committee.

Mr. Brody and Mr. McMurtry are currently the members of the Audit Committee. The Audit Committee met seven times and acted by written consent once during fiscal 1997. The Audit Committee reviews Intuit's financial statements, meets with Intuit's independent accountants to review the adequacy of Intuit's internal control systems and financial reporting procedures, reviews the general scope of Intuit's annual audit and the fees charged by the independent accountants, and reviews and monitors the performance of non-audit services by Intuit's auditors. The Audit Committee also reviews the fairness of any proposed transaction between Intuit and any member of Intuit's management and makes recommendations to the full Board on these matters.

Mr. Doerr and Mr. Hallman are currently the members of the Compensation Committee. The Compensation Committee met seven times and acted by written consent 16 times during fiscal 1997. The Compensation Committee determines general compensation policies for Intuit, as well as specific compensation for all executive officers of Intuit. The Committee also administers Intuit's 1993 Equity Incentive Plan and 1996 Employee Stock Purchase Plan. Both members of the Compensation Committee are "non-employee directors" for purposes of Section 16 and Rule 16b-3 of the Securities Exchange Act of 1934, and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986 (referred to as the "Tax Code").

Mr. Brody and Mr. Cook are currently the members of the Nominating Committee. The Nominating Committee met twice during fiscal 1997. The Nominating Committee identifies and evaluates potential new members for the Board of Directors. The Nominating Committee is not presently considering nominee recommendations from security holders.

Directors are not paid for their services on the Board or any committee (other than reimbursement for expenses), except that non-employee directors participate in the 1996 Directors Stock Option Plan. Under this plan, Mr. Brody, Mr. Doerr, Mr. Hallman and Mr. McMurtry each received option grants for 15,000 shares at $36.50 per share during fiscal 1997. See page 10 for details about this plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of two independent, non-employee directors. Members of the Compensation Committee do not have any "interlocking" relationships as defined by the Securities and Exchange Commission, in that neither of them serve on the Board of Directors or Compensation Committee of any other company where an executive officer of that company is on the Board or Compensation Committee of Intuit.


            PROPOSAL NO. 2 -- AMENDMENT TO 1993 EQUITY INCENTIVE PLAN
                       TO ADD 2,105,000 AUTHORIZED SHARES

We are asking stockholders to approve an amendment to the Intuit Inc. 1993 Equity Incentive Plan (the "Equity Plan") to increase the number of shares of Common Stock that are authorized and reserved for issuance under the Equity Plan by 2,105,000 shares (from 11,000,000 shares to 13,105,000 shares). The Equity Plan is an important part of our compensation program and we believe it is essential to our ability to attract and retain highly qualified employees in an extremely competitive environment in which employees view equity incentives as an increasingly important component of their compensation. This proposed amendment to the Equity Plan is necessary to enable us to continue providing stock-based compensation to new and current employees. The closing price of Intuit's Common Stock on the Nasdaq National Market on November 19, 1997 was $29.00. The Equity Plan is described in detail below.

VOTE REQUIRED FOR APPROVAL

Approval of this amendment requires the affirmative vote of a majority of shares of Common Stock that are voted for or against the Proposal. Intuit's executive officers and directors have an interest in approval of this Proposal because they, along with all other individuals eligible to participate in the Equity Plan, will be eligible for grants of options and other awards under the Equity Plan from the additional 2,105,000 shares.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
              PROPOSED AMENDMENT TO THE 1993 EQUITY INCENTIVE PLAN.

EQUITY PLAN BACKGROUND

The Equity Plan allows us to grant options and other stock-based compensation to eligible employees. The Equity Plan was adopted on February 1, 1993 and has a ten-year term. The Equity Plan has been amended three times in the past to increase the number of shares authorized for issuance. It was also amended in March 1994 to bring the Equity Plan into compliance with Section 162(m) of the Internal Revenue Code of 1986 and to expand the types of awards that are available under the Equity Plan to include performance awards payable in cash or in Common Stock. On October 29, 1997, the Board of Directors approved an amendment to the Equity Plan, subject to stockholder approval, to increase the number of shares of Intuit's Common Stock authorized for issuance under the Equity Plan from 11,000,000 to 13,105,000 shares. This is the amendment that we are asking stockholders to approve in Proposal No. 2.

The Equity Plan is currently administered by the Compensation Committee. Within the guidelines of the Equity Plan, the Committee determines which eligible participants will receive awards, the number of shares or amount of cash for each award and other terms and conditions of the awards. The Committee also interprets the provisions of the Equity Plan and awards granted. Since September 1994, the Committee has delegated to Mr. Campbell the authority to grant stock options to non-officer employees or consultants, in accordance with Intuit's option award guidelines, and up to certain annual and aggregate limits.

From the adoption of the Equity Plan through October 31, 1997, a total of 12,211,826 stock options have been granted, including options that were later terminated before they were exercised. (If any option or other award terminates without being exercised or issued, then the shares covered by the terminated option or award generally go back into the Equity Plan for future grants or awards.) Since adoption of the Equity Plan, the following "Named Officers" (see page 15 for a definition of this term) have received options under the Equity
Plan: William V. Campbell -- 1,225,000 shares; William H. Harris, Jr. -- 612,500 shares; Scott D. Cook -- 250,000 shares; James J. Heeger -- 182,750 shares; and Eric C.W. Dunn -- 137,500 shares. During the same time period, Intuit's current executive officers, as a group (14 people), received options to purchase a total of 3,180,314 shares under the Equity

Plan, and all employees and consultants other than the current executive officers received options to purchase a total of 9,031,512 shares under the Equity Plan. As of October 31, 1997, 1,269,089 shares had been issued on exercise of options, there were 8,212,040 awards outstanding, and there were 1,518,871 shares available for future awards (not including the 2,105,000 shares for which we are seeking stockholder approval).

ELIGIBILITY

Employees, officers, directors, independent contractors, consultants, and advisors of Intuit and its affiliates and majority-owned subsidiaries are eligible to receive awards under the Equity Plan. Only employees can receive incentive stock options (described below). As of October 31, 1997, approximately 2,700 individuals were eligible to participate in the Equity Plan. Participants are not required to pay for any awards granted to them, other than paying the exercise price if they exercise options granted to them or the purchase price for restricted stock awards. A participant may receive a maximum of 2,000,000 shares of Common Stock under the Equity Plan during the life of the Equity Plan.

TYPES OF AWARDS

Four types of awards -- stock options, restricted stock awards, stock bonus awards and performance awards -- can be granted under the Equity Plan

Stock Options. Two types of stock options can be granted under the Equity Plan - Incentive Stock Options (called "ISOs") and Nonqualified Stock Options (called "NQSOs"). The option exercise price for each ISO must be no less than the "fair market value" of a share of Intuit Common Stock at the time the option is granted (generally, the closing price on the Nasdaq National Market). For stockholders who hold 10% or more of our Common Stock, the exercise price of an ISO must be at least 110% of the fair market value. The option exercise price for each NQSO may be less than fair market value. However we generally do not grant NQSOs below fair market value. The exercise price is paid to Intuit when the option is exercised. Various payment methods are permitted under the Equity Plan, including cash and "same-day sale" or margin commitments from NASD brokers.

The Compensation Committee determines vesting and other terms of options when they are granted. Options generally become exercisable over a period of four years at a rate of 25% on the first anniversary of the grant, and an additional 2.0833% per month over the next three years, although some outstanding options vest at different rates. Options generally have a term of ten years from the date of grant, but they terminate earlier if the participant leaves Intuit.

Restricted Stock Awards and Stock Bonus Awards. Restricted stock awards allow participants to purchase shares of stock if certain goals are met. The purchase price may be less than fair market value. Stock bonus awards allow participants to receive shares without any payment, either as compensation for past services to Intuit or if certain goals are met. Stock bonus awards can also be paid in cash (equal to the fair market value of the stock when the award is paid). Various types of goals may be established by the Compensation Committee, including completion of a certain number of years of service with Intuit, completion of individual performance goals, and achievement of company-wide financial performance goals relating to net revenue, operating income, net income, earnings per share or other financial measures. No restricted stock or stock bonus award to any individual participant can exceed 30% of the total shares reserved under the Equity Plan.

Performance Awards. A performance award is a grant of a specific number of performance "units." Each unit allows the participant to receive a specified cash payment (or shares of stock with an equivalent value) if the performance goals specified in the performance award are achieved. No performance award to any individual participant can exceed 250% of the participant's base salary at the time of the award, or $1,000,000, whichever is less. The performance factors that can be used for performance awards are the same as those used for restricted stock and stock bonus awards.

MERGERS, CONSOLIDATIONS AND OTHER CORPORATE TRANSACTIONS

If Intuit is involved in a merger, consolidation, dissolution, liquidation, sale of assets or any other similar corporate transaction in which Intuit does not continue to exist, or a merger where Intuit's pre-merger stockholders own less than a majority of the shares, any successor company may, but is not required to, assume responsibility for outstanding awards under the Equity Plan, substitute equivalent awards in exchange for outstanding awards, or compensate participants in some other manner. If the successor corporation does not assume or substitute awards, then all outstanding awards will terminate when the transaction occurs.

EQUITY PLAN AMENDMENTS

The Board may generally terminate or amend the Equity Plan or any form of award agreement used under the Equity Plan at any time. However, the Board may not amend the Equity Plan in any manner that requires stockholder approval under the Tax Code, without stockholder approval. The Board may not amend any outstanding award without the consent of the participant.

FEDERAL INCOME TAX INFORMATION

The following information is a general summary of some of the current federal income tax consequences of the Equity Plan to participants and to Intuit. Tax laws may change, and actual tax consequences will depend on a participant's individual circumstances as well as state and local tax laws. We encourage all participants to seek tax advice when they participate in the Equity Plan.

Tax Treatment of Participants -- Incentive Stock Options. A participant generally will not recognize any income when an ISO is granted, and will not incur any tax when the option is exercised unless the participant is subject to the alternative minimum tax. If the participant exercises an ISO and holds the shares for more than one year after exercise and for more than two years after the date the option was granted, the participant generally will realize mid-term or long-term capital gain or loss, rather than ordinary income or loss, when he or she sells the shares. The gain or loss will be the difference between the amount received from the sale and the amount paid for the shares. If the participant sells the shares less than a year after exercise or two years after grant, the participant will realize ordinary income for the difference between the exercise price and the fair market value of the shares on the date of exercise (referred to as the "Spread"). Any additional gain or loss will be a capital gain or loss. If a participant is subject to alternative minimum tax, the amount of the Spread is an adjustment to income for purposes of the alternative minimum tax calculation.

Tax Treatment of Participants -- Other Awards. A participant generally will not recognize any income when an NQSO is granted. When a participant exercises an NQSO, the Spread must be recognized as ordinary income. Intuit will withhold tax on this income when the NQSO is exercised. When the participant sells the shares, any additional gain or loss will be a capital gain or loss. Participants will generally be taxed on restricted stock, stock bonus awards and performance awards when they receive stock or cash, unless there are restrictions on the shares that enable the participant to elect to defer the tax. Otherwise, tax treatment for these awards will be similar to the tax treatment for NQSOs.

Tax Treatment of Intuit. When a participant recognizes ordinary income on exercise of an NQSO or on receipt of restricted stock, a stock bonus or a performance award, Intuit will generally be entitled to a tax deduction in the amount of the ordinary income. Intuit will also be entitled to a deduction if a participant recognizes ordinary income by selling shares acquired on exercise of an ISO before the one-year or two-year holding period ends.

           PROPOSAL NO. 3 -- AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE
                      PLAN TO ADD 200,000 AUTHORIZED SHARES

We are asking stockholders to approve an amendment to the Intuit Inc. 1996 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock that are authorized and reserved for issuance under the Purchase Plan by 200,000 shares (from 300,000 shares to 500,000 shares). The purpose of the Purchase Plan is to offer employees of Intuit and some of its subsidiaries a convenient way to purchase shares of Intuit stock at a discounted price through payroll deductions. The Purchase Plan is an important part of Intuit's compensation program, and this proposed amendment to the Purchase Plan is necessary to enable us to continue providing this benefit to new and current employees. The closing price of Intuit's Common Stock on the Nasdaq National Market on November 19, 1997 was $29.00. The Purchase Plan is described in detail below.

VOTE REQUIRED FOR APPROVAL

Approval of this amendment requires the affirmative vote of a majority of shares of Common Stock that are voted for or against the Proposal. Intuit's executive officers have an interest in approval of this Proposal because they, along with all other individuals eligible to participate in the Purchase Plan, will be able to continue purchasing shares of Intuit stock under the favorable terms provided by the Purchase Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

PURCHASE PLAN BACKGROUND

The Purchase Plan enables employees to purchase shares of Intuit stock during six-month offering periods at a discounted price based on the market value of the stock at the beginning or end of the offering period. See "Offering Periods" below. The Purchase Plan was adopted on October 7, 1996 and has a ten-year term. The Purchase Plan was amended during fiscal 1997 to change the beginning dates for future Offering Periods and to clarify certain eligibility requirements. On October 29, 1997, the Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, to increase the number of shares of Intuit's Common Stock authorized for issuance under the Purchase Plan from 300,000 to 500,000 shares. This is the amendment that we are asking stockholders to approve in Proposal No. 3. The Purchase Plan is administered by the Compensation Committee of the Board of Directors, which is responsible for interpreting the provisions of the Purchase Plan.

From the adoption of the Purchase Plan through October 31, 1997, a total of 96,301 shares have been purchased. During this period, none of the "Named Officers" (see page 15 for a definition of this term) purchased shares under the Purchase Plan, Intuit's current executive officers, as a group (14 people), purchased a total of 1,429 shares, and all employees other than the current executive officers purchased a total of 94,872 shares.

ELIGIBILITY

Employees of Intuit and certain subsidiaries (other than stockholders who own 5% or more of our Common Stock) are generally eligible to participate in the Purchase Plan if they work at least 20 hours per week and at least 5 months per year. As of October 31, 1997, approximately 2,600 employees were eligible to participate in the Purchase Plan, and approximately 1,200 employees were participating. Participants are not required to pay to participate in the Purchase Plan, other than paying the purchase price for the shares they purchase.

OFFERING PERIODS

Each offering of Intuit stock under the Purchase Plan is generally for a period of six months (referred to as an "Offering Period"). Offering Periods currently run from June 16 through December 15 and from December 16 through June 15. However, the initial Offering Period was January 1, 1997 through June 30, 1997 and the second Offering Period will be from July 1, 1997 through December 15, 1997. The Board can change the duration of Offering Periods for future offerings at least 15 days prior to the scheduled beginning of the first Offering Period to be affected. The first day of each Offering Period is called the "Offering
Date" and the last day of each Offering Period is the called the "Purchase
Date."

PAYROLL DEDUCTIONS, PURCHASE PRICE AND AMOUNT OF STOCK PURCHASED

Employees participate in the Purchase Plan through payroll deductions. Employees can generally select payroll deduction rates in 1% increments from 2% to 10%, but no participant can purchase more than $25,000 of stock (based on fair market value) under the Purchase Plan during any calendar year. An employee can decrease the payroll deduction rate one time during an Offering Period, but the rate can't be increased during the Offering Period. After a participant enrolls in the Purchase Plan, the participant is automatically enrolled in subsequent Offering Periods unless the participant actively withdraws from the Purchase Plan. A participant may withdraw from any Offering Period up to 15 days before the end of the Offering Period. Accumulated payroll deductions will be returned to a participant that withdraws from the Purchase Plan. No interest accrues on payroll deductions.

When a participant enrolls in the Purchase Plan, the participant essentially receives an option to purchase shares on the Purchase Date at a purchase price equal to 85% of the fair market value of the shares on the Offering Date or the Purchase Date, whichever is lower. Unless the participant withdraws from the Purchase Plan, the purchase will take place automatically on the Purchase Date. The number of shares a participant will be able to purchase on the Purchase Date will generally be equal to the payroll deductions during the Offering Period, divided by the purchase price. However, no participant will be permitted to purchase more than two times the number of shares that he or she could have purchased if the number of shares was determined by using a purchase price of 85% of the fair market value on the Offering Date. In addition, the Compensation Committee may set a maximum number of shares that may be purchased by any participant on any Purchase Date.

MERGERS, CONSOLIDATIONS AND OTHER CORPORATE TRANSACTIONS

If Intuit is dissolved or liquidated, the current Offering Period will terminate immediately prior to the liquidation or dissolution unless the Board decides otherwise. The Board may, but is not required to, designate a date for the options to terminate and allow each participant to purchase shares with accumulated payroll deductions. If Intuit sells most of its assets or is involved in a merger with another corporation, each option under the Purchase Plan will be assumed or an equivalent option will be substituted by the successor corporation, unless the Board decides that participants will be permitted to exercise their options to purchase shares.

PURCHASE PLAN AMENDMENTS

The Board may generally amend or terminate the Purchase Plan at any time. However, the Board may not amend the Purchase Plan without stockholder approval if the amendment would increase the number of shares available under the Purchase Plan or change the eligibility requirements. In addition, the Board may not make any changes that affect existing purchase rights without the consent of the participants.

FEDERAL INCOME TAX INFORMATION

The following information is a general summary of some of the current federal income tax consequences of the Purchase Plan to participants and to Intuit. Tax laws may change, and actual tax consequences will depend on a participant's individual circumstances as well as state and local tax laws. We encourage all participants to seek tax advice when they participate in the Purchase Plan. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Tax Code.

Tax Treatment of Participants. Participants will not recognize income when they enroll in the Purchase Plan or when they purchase shares. All tax consequences are deferred until the participant disposes of the shares. If the participant holds the shares for more than one year after the Purchase Date and more than two years after the Offering Date, or if the participant dies while owning the shares, the participant will generally realize ordinary income when disposing of the shares equal to the difference between the purchase price and the fair market value of the shares on the date of disposition, or 15% of the fair market value of the shares on the Offering Date, whichever is less. Any additional gain will be taxed as mid-term or long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, but the participant will have a long-term capital loss for the difference between the purchase price and the sale price. If a participant sells or makes a gift of the shares less than one year after the Purchase Date or less than two years after the Offering Date, the participant will generally have ordinary income equal to the difference between the purchase price and the fair market value on the Purchase Date. The difference between the sale price and the fair market value on the Purchase Date will be a capital gain or loss.

Tax Treatment of Intuit. When a participant recognizes ordinary income by selling shares before the one-year or two-year holding period ends, Intuit will generally be entitled to a tax deduction in the amount of the ordinary income.


         PROPOSAL NO. 4 -- AMENDMENT TO 1996 DIRECTORS STOCK OPTION PLAN
                         TO ADD 45,000 AUTHORIZED SHARES

We are asking stockholders to approve an amendment to the Intuit Inc. 1996 Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of Common Stock that are authorized and reserved for issuance under the Directors Plan by 45,000 shares (from 120,000 shares to 165,000 shares). The Directors Plan gives non-employee directors of Intuit an opportunity to acquire an equity interest in Intuit and helps to align their interests with the interests of Intuit's stockholders. Unlike many other companies in the software industry, Intuit does not currently compensate its outside directors for their services. This means that the Directors Plan is particularly important in helping us to attract and retain well-qualified directors. The current non-employee directors receive options under the Directors Plan for a specified number of shares on a regular, annual schedule. Although we had sufficient shares for the annual grants in November 1997, we may not have sufficient shares for the annual grants scheduled for November 1998. The closing price of Intuit's Common Stock on the Nasdaq National Market on November 19, 1997 was $29.00. The Directors Plan is described in detail below.

VOTE REQUIRED FOR APPROVAL

Approval of this amendment requires the affirmative vote of a majority of shares of Common Stock that are voted for against the Proposal. Intuit's non-employee directors have an interest in approval of this Proposal because they will be eligible for grants of options from the additional 45,000 shares.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
           PROPOSED AMENDMENT TO THE 1996 DIRECTORS STOCK OPTION PLAN.

DIRECTORS PLAN BACKGROUND

The Directors Plan was adopted on October 7, 1996 and has a ten-year term. On October 29, 1997, the Board of Directors approved an amendment to the Directors Plan, subject to stockholder approval, to increase the number of shares of Intuit's Common Stock authorized for issuance under the Directors Plan from 120,000 to 165,000 shares. This is the amendment that we are asking stockholders to approve in Proposal No. 4. Since the adoption of the Directors Plan, each of our non-employee directors has received one option for 15,000 shares and one option for 7,500 shares. If any option terminates without being exercised, then the shares covered by the terminated option go back into the Directors Plan for future grants. The Directors Plan is administered by the Board, which is responsible for interpreting the provisions of the Directors Plan.

ELIGIBILITY

Under the Directors Plan, we grant non-qualified stock options to purchase shares of Intuit Common Stock to each non-employee director according to a fixed formula that is described below. There are currently four non-employee directors. Directors are not required to pay to participate in the Directors Plan, other than paying the exercise price for the options they exercise. Various payment methods are permitted under the Directors Plan, including cash and "same-day sale" or margin commitments from NASD brokers.

FORMULA FOR OPTION GRANTS

We grant options to eligible directors under the Directors Plan according to a fixed, nondiscretionary formula. In November 25, 1996, immediately after the Directors Plan was approved by the stockholders, each of our four non-employee directors received an initial grant for 15,000 shares. Any new non-employee director who joins the Board in the future and is eligible to participate in the Directors Plan will also receive an initial grant of 15,000 shares when joining the Board. In addition, on each anniversary of an initial grant, if the director is still a member of the Board, he or she will receive an additional grant for 7,500 shares. Our four non-employee directors each received additional grants of 7,500 shares on November 25, 1997.

EXERCISE PRICE, VESTING AND OTHER TERMS

The exercise price for each option will be the fair market value of Intuit's Common Stock at the time the option is granted. Options become exercisable over a period of four years at a rate of 25% on the first anniversary of the grant, and an additional 2.0833% per month over the next three years. Options have a term of ten years from the date of grant, but they terminate earlier if the director is no longer a director or consultant to Intuit.

MERGERS, CONSOLIDATIONS AND CHANGES OF CONTROL

If Intuit is liquidated, is involved in a merger (where Intuit is not the surviving corporation or where Intuit's pre-merger stockholders own less than a majority of the shares), sells substantially all of its assets or is involved in a tender offer or similar transaction covering a majority of its shares, the vesting of all options granted under the Directors Plan will accelerate and the options will become fully exercisable on the terms and conditions determined by the Board.

DIRECTORS PLAN AMENDMENTS

Generally, the Board may amend or terminate the Directors Plan at any time. However, the Board may not amend the Directors Plan without stockholder approval if the amendment would increase the number of shares available under the Directors Plan or change the eligibility requirements. In addition, the Board may not make any changes that affect outstanding options without the consent of the participants.

FEDERAL INCOME TAX INFORMATION

All options granted under the Directors Plan are non-qualified stock options. The tax treatment for participants and Intuit is the same as for NQSOs under the Equity Plan (see page 7).

                               NEW PLAN BENEFITS

                                 DIRECTORS PLAN

The following table shows expected fiscal 1998 option grants under the Directors Plan for the "Named Officers" (defined on page 15) and for the groups of people indicated. The only known grants were made on November 25, 1997. No grants will be made to any individuals other than non-employee directors. Future awards and purchases under the Equity Plan and the Purchase Plan are not included in the table because we can't determine them currently. Awards under the Equity Plan are made at the discretion of the Compensation Committee, and grants and purchases by employees under the Purchase Plan are voluntary.



                                     EXERCISE PRICE        NUMBER
     NAME AND POSITION                 (PER SHARE)        OF SHARES
     -----------------                 -----------        ---------
William V. Campbell,
Chief Executive Officer                     --              --

William H. Harris, Jr.,
Executive Vice President                    --              --

Scott D. Cook,
Chairman                                    --              --

James J. Heeger,
Senior Vice President                       --              --

Eric C.W. Dunn,
Senior Vice President                       --              --

All current executive
officers as a group (14 people)             --              --

All current directors who
are not executive
officers as a group                       $27.31           30,000
(4 people)

All employees, including
officers who are not
executive officers, as a                    --              --
group



                 PROPOSAL NO. 5 -- RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

We have selected Ernst & Young LLP as our independent auditors to perform the audit of Intuit's financial statements for the fiscal year ending July 31, 1998, and we are asking stockholders to ratify our selection. Representatives of Ernst & Young LLP will be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they wish to do so, and they will be available to respond to appropriate questions from stockholders.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows shares of Intuit's Common Stock that we believe are owned as of October 31, 1997 by (i) each stockholder owning 5% or more of the Common Stock, (ii) each director, (iii) each Named Officer (defined on page 15) and (iv) all current directors and executive officers as a group. We have included in shares owned by each stockholder all options held by the stockholder that are exercisable within 60 days of October 31, 1997 (which would be December 30, 1997).


                NAME OF                  AMOUNT AND NATURE OF      PERCENT
           BENEFICIAL OWNER              BENEFICIAL OWNERSHIP(1)  OF CLASS
           ----------------              -----------------------  --------
Scott D. Cook (2)........................       7,193,588          15.2%
Capital Research and Management
  Company (3)............................       4,711,600           9.9
William V. Campbell (4)..................         518,299           1.1
William H. Harris, Jr. (5)...............         251,150             *
Burton J. McMurtry (6)...................         114,748             *
Michael R. Hallman (7)...................         110,538             *
L. John Doerr (8)........................          79,739             *
Christopher W. Brody (9).................          54,562             *
Eric C. W. Dunn (10).....................          26,250             *
James J. Heeger (11).....................          12,729             *
All current directors and executive
  officers as a group (18 people) (12)...       8,568,463          17.7

----------
    *    Indicates ownership of less than 1%.

    (1) Unless indicated in the notes, each stockholder has sole voting and investment power for all shares shown, subject to community property laws that may apply to create shared voting and investment power.

    (2) Mr. Cook is Intuit's Chairman of the Board. His address is 2535 Garcia Avenue, Mountain View, California 94043. All shares are held by family, charitable or annuity trusts. Mr. Cook and his wife are co-trustees and beneficiaries of each trust that holds shares.

    (3) The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071. We obtained information about shares owned by Capital Research & Management from a Schedule 13F filed by this stockholder with the SEC as of October 31, 1997.

    (4) Mr. Campbell is President and Chief Executive Officer and a director of Intuit. The shares listed in the table represent shares issuable upon exercise of options held by Mr. Campbell.

    (5) Mr. Harris is an Executive Vice President of Intuit. The shares listed in the table represent shares issuable upon exercise of options held by Mr. Harris.

    (6) Mr. McMurtry is a director of Intuit. The shares listed in the table include 110,686 shares held by a family trust. Mr. McMurtry is a co-trustee of the trust. The remaining 4,062 shares represent shares issuable upon exercise of options held by Mr. McMurtry.

    (7) Mr. Hallman is a director of Intuit. The shares listed in the table include 2,676 shares owned directly by Mr. Hallman and 89,200 shares that Mr. Hallman has options to buy from Warburg, Pincus Capital Company, L.P. and Warburg, Pincus Investors, L.P. An additional 18,662 shares represent shares issuable upon exercise of options to buy shares from Intuit that are held by Mr. Hallman.

    (8) Mr. Doerr is a director of Intuit. The shares listed in the table include 4,062 shares issuable upon exercise of options held by Mr. Doerr.

    (9) Mr. Brody is a director of Intuit. Mr. Brody owns 50,500 of these shares directly. The remaining 4,062 shares represent shares issuable upon exercise of options held by Mr. Brody. Mr. Brody has assigned the economic benefit of the options to E. M. Warburg Pincus & Co., LLC, where he is a managing director.

    (10) Mr. Dunn is a Senior Vice President and Chief Technology Officer of Intuit. The shares listed in the table include 6,250 shares issuable upon exercise of options held by Mr. Dunn.

    (11) Mr. Heeger is a Senior Vice President of Intuit. The shares listed in the table represent shares issuable upon exercise of options held by Mr. Heeger.

    (12) The shares listed in the table include 1,040,835 shares issuable upon exercise of options. See Notes 4 through 11.

                             EXECUTIVE COMPENSATION

The following table shows compensation earned during fiscal 1995, 1996 and 1997 by Intuit's Chief Executive Officer and Intuit's four most highly-compensated executive officers for fiscal 1997, other than the Chief Executive Officer. These people are referred to as the "Named Officers." This information includes salaries, bonuses, performance sharing, stock options granted and other miscellaneous compensation. Intuit has not granted stock appreciation rights or restricted stock awards and has no long-term compensation benefits other than stock options. For information about employment contracts and termination or change-of-control arrangements between Intuit and the Named Officers, see Notes 2 and 3 to the table on page 16, and page 21.

                                SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                           ANNUAL COMPENSATION                      COMPENSATION
                              ---------------------------------------               -------------
                                                                                      SECURITIES       ALL OTHER
      NAME AND           FISCAL                                  OTHER ANNUAL         UNDERLYING      COMPENSATION
PRINCIPAL POSITION        YEAR     SALARY ($)   BONUS ($)(1)   COMPENSATION ($)(2)  OPTIONS (#)(3)      ($) (4)
-------------------      ------    ---------    -----------    -------------------  -------------     ------------
William V. Campbell,      1997      $372,246      $491,748      $     --             575,000          $     --
President and             1996       355,884            --            --              50,000                --
Chief Executive           1995       356,731       416,105            --                  --                --
Officer

William H. Harris,        1997       313,085        99,875        78,268             550,000             1,500
Jr, Executive             1996       272,741            --            --              50,000             1,020
Vice President            1995       256,353       106,078            --              12,500               990

Scott D. Cook,            1997       292,246        88,135            --                  --                --
Chairman of the           1996       275,596            --            --                  --                --
Board                     1995       285,365       326,741            --                  --                --

James J. Heeger,          1997       219,083        73,245            --             100,000             1,000
Senior Vice               1996       181,068            --            --              14,000                --
President                 1995       158,615        63,335            --              18,750                --

Eric C.W. Dunn,           1997       218,562        71,938            --             100,000             1,500
Senior Vice               1996       186,106         5,000            --              25,000                --
President and             1995       179,211        73,577            --              12,500                --
Chief Technology
Officer


----------
(1)  Includes bonuses and payments under Intuit's performance sharing plan.

(2) Fiscal 1997 compensation for Mr. Harris includes $70,520 in relocation expenses.

(3) Consists of options granted under Intuit's 1993 Equity Incentive Plan. See Option Grants in Fiscal 1997 on page 16.

(4) The amounts for Mr. Harris for fiscal 1995 and fiscal 1996 consist of premiums paid by Intuit for term life insurance for Mr. Harris. These payments were obligations of ChipSoft Inc. (Mr. Harris' former employer) that Intuit assumed when it acquired ChipSoft in December 1993. Amounts for all officers for fiscal 1997 consist of Intuit matching contributions under Intuit's 401(k) retirement plan.

OPTION GRANTS IN FISCAL 1997

The following table shows information about stock option grants to the Named Officers during fiscal 1997. These options are included in the Summary Compensation Table on page 15. All options were granted at fair market value under the 1993 Equity Incentive Plan, which is described beginning on page 5. The options have ten-year terms. The rules of the Securities and Exchange Commission require us to show hypothetical gains that the Named Officers would have for these options at the end of their ten-year terms. These gains are calculated assuming annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. THE 5% AND 10% ASSUMED ANNUAL COMPOUND RATES OF STOCK PRICE APPRECIATION ARE REQUIRED BY SEC RULES. THEY ARE NOT INTUIT'S ESTIMATE OR PROJECTION OF FUTURE STOCK PRICES.



                                      INDIVIDUAL GRANTS
                    ------------------------------------------------      POTENTIAL REALIZABLE VALUE
                    NUMBER OF                                             AT ASSUMED ANNUAL RATES OF
                      SHARES     % OF TOTAL                                STOCK PRICE APPRECIATION
                    UNDERLYING  OPTIONS GRANTED  EXERCISE OR                     FOR OPTION TERM
                     OPTIONS    TO EMPLOYEES IN   BASE PRICE   EXPIRATION   -------------------------
       NAME        GRANTED(#)     FISCAL 1997       ($/SH)        DATE          5%            10%
-----------------  ----------   ---------------  -----------   ----------   -----------   -----------
William V.           75,000(1)      1.7%        $31.50          10/04/06    $ 1,485,764   $ 3,765,217
Campbell            500,000(2)     11.0          24.50           6/11/07      7,703,959    19,523,345

William H.           50,000(1)      1.1          31.50          10/04/06        990,509     2,510,144
Harris, Jr.         500,000(2)     11.0          24.50           6/11/07      7,703,959    19,523,345

Scott D. Cook (3)        --         --            --               --              --           --

James J. Heeger      50,000(1)      1.1          31.50          10/04/06        990,509     2,510,144
                     50,000(4)      1.1          22.94           6/30/07        721,264     1,827,823

Eric C.W. Dunn       50,000(1)      1.1          31.50          10/04/06        990,509     2,510,144
                     50,000(4)      1.1          22.94           6/30/07        721,264     1,827,823

----------
(1) These options vest 50% two years after the date of grant (October 4, 1996) and 2.0833% per month after that for two more years.

(2) These options vest at a rate of 20% on the date of grant (June 11, 1997) and 1.6667% per month after that for four years. However, the vesting will accelerate by two years if and when there is a change in control of Intuit. The acceleration may be subject to some Tax Code limits.

(3) Mr. Cook did not receive any options during fiscal 1997, but he received an option for 250,000 shares at $27.00 per share on August 1, 1997. The option vests 25% one year after the date of grant and an additional 2.0833% per month after that for three years. However, the vesting will accelerate by two years if and when there is a change in control of Intuit. The acceleration may be subject to some Tax Code limits.

(4) These options vest 50% one year after the date of grant (June 30, 1997) and 50% two years after the date of grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table shows information about the value realized on option exercises for each of the Named Officers during fiscal 1997, and the value of their unexercised options at the end of fiscal 1997. All options were granted under the Equity Plan except for 289,900 options held by Mr. Harris, which were granted under option plans of ChipSoft, Inc. and assumed by Intuit when we acquired ChipSoft in December 1993. Value realized, or gain, is measured as the difference between the exercise price and fair market value on the date of exercise. Value at fiscal year end is measured as the difference between the exercise price and fair market value on July 31, 1997, which was $25.19. For options that have an exercise price greater than $25.19, the value is $0.


   AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND JULY 31, 1997 OPTION VALUES


                                                            NUMBER OF              VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                                                        FISCAL YEAR-END (#)         FISCAL YEAR-END($)
                      SHARES ACQUIRED      VALUE    -------------------------   ---------------------------
       NAME            ON EXERCISE(#)  REALIZED ($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
---------------------  --------------  ------------ ------------ -------------  -----------   -------------
William V. Campbell .        50,000    $  732,600       476,632       666,668    $3,481,061    $1,656,705

William H. Harris, ..       180,000     4,897,132       203,233       504,167     2,409,256       310,677
Jr
Scott D. Cook .......          --            --            --            --            --            --

James J. Heeger .....          --            --          25,125       142,625       237,656       306,641

Eric C.W. Dunn ......        10,000       267,500          --         137,500          --         153,906



The following pages contain a report issued by our Compensation Committee relating to executive compensation for fiscal 1997, and charts titled "Company Stock Price Performance." Stockholders should be aware that under SEC rules, the Compensation Committee report and the stock price performance charts are not considered "filed" with the SEC under the Securities Exchange Act of 1934, and are not incorporated by reference in any past or future filing by Intuit under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless these sections are specifically referenced.


                         COMPENSATION COMMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

The Compensation Committee of our Board of Directors makes all final decisions about compensation for executive officers except for compensation under our performance sharing plan, which is determined by the entire Board. Mr. Doerr and Mr. Hallman served on the Compensation Committee throughout fiscal 1997. Although Mr. Cook and Mr. Campbell sometimes attend Compensation Committee meetings, they do not participate in discussions or decisions about their own compensation. For more background about the Compensation Committee, see page 4.

GENERAL COMPENSATION POLICY FOR EXECUTIVE OFFICERS

The Compensation Committee establishes the general compensation policy for all executive officers. The general compensation policy is that cash compensation should vary with Intuit's performance, and any long-term awards should be closely aligned with the long-term interests of our stockholders. The Committee creates long-term equity incentives for executive officers by granting stock options under the 1993 Equity Incentive Plan and by allowing officers to participate in the 1996 Employee Stock Purchase Plan. The Compensation Committee also administers our 1993 Equity Incentive Plan and our 1996 Employee Stock Purchase Plan, including participation by executive officers. Options and participation in our Purchase Plan provide value for executives only if our stock price increases, and only if the executives remain with Intuit until their options vest, and until the end of the Purchase Plan offering periods.

The Compensation Committee generally reviews base salary levels and target bonuses for the Chief Executive Officer, the Chairman and other executive officers near the beginning of each fiscal year. In determining compensation for a specific officer, the Compensation Committee considers many factors, including the compensation of executive officers of companies comparable to Intuit, the officer's individual performance, the officer's current compensation and Intuit's recent financial performance. Specifically, officer compensation is compared to competitive market compensation levels of comparable companies to determine base salary range midpoints, target bonuses and target total cash compensation. Stock option grant policies of other companies, if available, are also reviewed and compared. For executive officers other than the Chief Executive Officer and the Chairman, the Compensation Committee gives considerable weight to the recommendations of the Chief Executive Officer and the Chairman.

FISCAL 1997 EXECUTIVE COMPENSATION

Base Compensation. The Committee used the Radford Executive Benchmark Salary Survey to determine comparable base salaries for executive officers. Comparable companies selected for the survey included approximately 35 companies in the computer industry -- primarily software companies. The Compensation Committee seeks to place the base salary of each executive within the market salary range for the position, with the actual salary position in the range based on the Committee's assessment of the individual's job performance.

Incentive Compensation. For fiscal 1997, the Compensation Committee approved incentive bonus plans for Intuit's executive officers and other senior-level managers. Executive bonuses were based on achievement of pre-determined objectives for Intuit, as well as objectives for the officer's business or functional unit and personal objectives for the individual officer. Intuit objectives were based on revenue and operating income results. Business or functional unit goals were based on business unit revenue, contribution and operational factors such as customer satisfaction. Individual objectives related to budget/expense management, process improvement and employee management. The weight given to each of these factors varied from officer to officer. Individual bonuses for fiscal 1997 to Intuit's executive officers who were with Intuit for the full year ranged from $22,000 to $475,000.

Performance Sharing. Executive officers also participate in Intuit's performance sharing plan, which is administered by the Board of Directors. The performance sharing plan generally provides payments to each full-time employee equal to a certain percentage of the employee's base earnings. The percentage, which is the same for all participating employees, is determined based on Intuit's achievement of specified revenue growth and operating profit goals. Individual performance sharing payments for fiscal 1997 to Intuit's executive officers who were with Intuit for the full year ranged from $7,500 to $16,750.

Stock Options. The Committee grants stock options to help retain executive officers and to align their interests with stockholders' interests. Stock options are usually granted to executive officers when they first join Intuit. Officers generally receive additional grants when their responsibilities increase significantly, and they are also eligible for additional grants in connection with their annual performance evaluations depending on their performance level. Options are occasionally granted to maintain equity within a peer group of executives. The Committee may grant options at other times if it believes options are a necessary or appropriate retention incentive. Options generally vest over a four-year period to provide a long-term incentive for executives to remain with Intuit, but the Committee occasionally provides immediate vesting for a portion of an option, or faster vesting, to provide a more immediate benefit in response to competitive factors. The Committee determines the number of options based on competitive factors, as well as on the executive's anticipated future contribution, his or her ability to impact corporate and/or business unit results, past performance, consistency within the executive's peer group and the current number of vested and unvested options held by the executive. The Committee granted options for 1,727,833 shares to current executive officers during fiscal 1997. Grants to Named Officers were 1,325,000 shares. The Committee believes that these significant grants were necessary in order to retain key executive talent in a very competitive environment. See Option Grants in Fiscal 1997 on page 16.

During fiscal 1996 and 1997, Intuit's stock price declined significantly. This reduced or eliminated the value of stock options held by many employees and hindered employee morale and retention. To address this problem, on September 18, 1996 and March 27, 1997, Intuit offered to lower the exercise prices of existing options to the fair market value of Intuit's Stock on those dates for all outstanding options with higher exercise prices. The Chairman, Chief Executive Officer and all Senior and Executive Vice Presidents were excluded from participation in the repricings. All option holders who elected to reprice options were not, or will not be, permitted to exercise repriced options, even if they are vested, for one year after the repricing.

Intuit Performance and CEO Compensation. For fiscal 1997, Mr. Campbell, Intuit's Chief Executive Officer, received a base salary of $372,246 and a bonus of $475,000. In determining base salary at the beginning of fiscal 1997, the Committee considered the Radford Executive Benchmark Salary Survey, CEO total compensation data published in Forbes Magazine, and the performance of Intuit and Mr. Campbell during fiscal 1996. The bonus amount was determined at the same time that fiscal 1998 salary adjustments were made, and it represents 100% of his fiscal 1998 salary. The Committee concluded that the bonus amount was appropriate to recognize Mr. Campbell's efforts in successfully defining Intuit's new corporate strategy and realigning Intuit's business operations to support the new strategy. In determining the bonus amount, the Committee also reviewed current comparable market information indicating that Mr. Campbell's total compensation was significantly below market. The bonus amount was intended to bring Mr. Campbell's total cash compensation more in line with market levels. In fiscal 1997, Mr. Campbell received options to purchase a total of 575,000 shares of Intuit Common Stock. The Committee believes that these options were appropriate to recognize Mr. Campbell's accomplishments and to provide additional retention incentive. See page 16 for more details about these options. Mr. Campbell also holds options for approximately 468,000 shares that were granted in prior fiscal years. These options continued to vest during fiscal 1997.

Compliance with Section 162(m) of the Internal Revenue Code of 1986. Certain types of compensation are tax deductible for Intuit under Section 162(m) of the Tax Code only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. The Equity Incentive Plan complies with the requirements of Section 162(m) of the Tax Code. Intuit does not expect that the cash compensation it pays will be affected by the requirements of Section 162(m) for fiscal 1998. However, since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that Intuit may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

                                                   COMPENSATION COMMITTEE

                                                   Michael R. Hallman

                                                   L. John Doerr

                         COMPANY STOCK PRICE PERFORMANCE

The first graph below compares the cumulative total stockholder return on Intuit Common Stock on the dates indicated from March 12, 1993 (the date of our initial public offering) to July 31, 1997 (the end of fiscal 1997), with the cumulative total return on the Nasdaq Stock Market -- U.S. Index and the Hambrecht & Quist Technology Index on the same dates. During the first quarter of fiscal 1998, our stock price improved significantly relative to these two indices. This improvement is reflected in the second graph. Both graphs assume that $100 was invested in Intuit Common Stock and in each of the other indexes in March 1993 and that all dividends were reinvested. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of Intuit's Common Stock.




RESEARCH                                            TOTAL RETURN - DATA SUMMARY

                                      INTU

                                              CUMULATIVE TOTAL RETURN
                                     -------------------------------------------
                                     3/12/93   9/93   7/94   7/95   7/96   7/97

INTUIT INC                INTU         100     111     113    272    220    159

NASDAQ STOCK MARKET
 (U.S.)                   INAS         100     110     105    147    160    236

HAMBRECHT & QUIST
 TECHNOLOGY               IHQT         100     101     105    195    188    317






RESEARCH                                            TOTAL RETURN - DATA SUMMARY

                                      INTU

                                         CUMULATIVE TOTAL RETURN
                                 ---------------------------------------
                                  7/97       8/97       9/97       10/97

INTUIT INC              INTU      159        165        202        206

NASDAQ STOCK MARKET
 (U.S.)                 INAS      236        236        250        237

HAMBRECHT & QUIST
 TECHNOLOGY             IHQT      317        318        331        296


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since August 1, 1996, there have not been any transactions involving more than $60,000 between Intuit and any executive officers, directors or 5% stockholders or any of their immediate family members, except for salary, bonuses and other routine compensation described in Executive Compensation (beginning on page 15), and the transactions described in this section of the Proxy Statement.

On March 30, 1994, we entered into a Letter Agreement of Employment with William
V. Campbell, our President and Chief Executive Officer. Some terms of the agreement have expired, but the following terms have been in effect since the beginning of fiscal 1997: Under the agreement, Mr. Campbell's base salary is reviewed annually and he participates in our annual executive bonus program under which he can earn a bonus of up to 100% of his base salary. Under the agreement, Mr. Campbell's employment may be terminated by Intuit or Mr. Campbell at any time. However, if we terminate his employment without "cause," we must continue to pay his salary and health benefits for six months after his termination or until he accepts another position, whichever is earlier.

In October 1995, we loaned $58,500 to Mari Baker, who is currently a Senior Vice President, to purchase a home. No interest was charged on the loan. In June 1997 we agreed to forgive the principal amount of the loan and to pay $32,127 in income and payroll taxes owed by Ms. Baker as a result of the loan being forgiven.

David A. Kinser joined Intuit as a Senior Vice President in February 1997. From July 1995 to February 1997, he was a consultant to Intuit. Between August 1996 and February 1997 Intuit paid him $208,399 for his consulting services.

                              STOCKHOLDER PROPOSALS

Under SEC rules, any stockholder who intends to present a proposal at Intuit's 1999 Annual Meeting of Stockholders must submit the proposal to Intuit, at our principal executive offices, no later than August 6, 1998, in order for the proposal to be included in our Proxy Statement and proxy for the meeting.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Intuit's directors, executive officers, and 10% stockholders to file forms with the SEC to report their ownership of Intuit shares and any changes in ownership. Anyone required to file forms with the SEC must also send copies of the forms to Intuit. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal 1997.

                                 OTHER BUSINESS

Our Board of Directors does not currently intend to bring any other business before the Meeting, and is not aware of any other business to be brought before the Meeting. If any other business is properly brought before the Meeting, the proxies will be voted in accordance with the judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                    APPENDIX A


                                   INTUIT INC.

                           1993 EQUITY INCENTIVE PLAN

                           As Adopted February 1, 1993
        As Proposed to be Amended and Restated through January 16, 1998


                1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Bonuses and Performance Awards. Capitalized terms not defined in the text are defined in Section 24.

                2.       SHARES SUBJECT TO THE PLAN.

                         2.1 Number of Shares Available. Subject to Sections 2.2
and 19, the total number of Shares reserved and available for grant and issuance pursuant to Awards under the Plan shall be 13,105,000 Shares. Subject to Sections 2.2 and 19, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option or (b) are subject to an Award that otherwise terminates without Shares being issued and for which the participant did not receive any benefits of ownership (other than voting rights).

                         2.2 Adjustment of Shares. In the event that the number
of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

                3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a


_______________
* Reflects 8/4/95 split

Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan. Each person is eligible to receive up to an aggregate maximum of 2,000,000 Shares over the term of the Plan.

                4. ADMINISTRATION.

                         4.1 Committee Authority. The Plan shall be administered
by the Committee. Subject to the general purposes, terms and conditions of the Plan, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

                (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                (c)      select persons to receive Awards;

                (d)      determine the form and terms of Awards;

                (e) determine the number of Shares or other consideration subject to Awards;

                (f) determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g)      grant waivers of Plan or Award conditions;

                (h) determine the vesting, exercisability and payment of Awards;

                (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                (j)      determine whether an Award has been earned; and

                (k) make all other determinations necessary or advisable for the administration of the Plan.

                         4.2 Committee Discretion. Any determination made by the
Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                         4.3 Exchange Act Requirements. If two or more members
of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons. The Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a Committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) of the Exchange Act. If any provision of the Plan or of any Award would otherwise conflict with the intent expressed in this Section 4.3, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict.

                5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                         5.1 Form of Option Grant. Each Option granted under the
Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                         5.2 Date of Grant. The date of grant of an Option shall
be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                         5.3 Exercise Period. Options shall be exercisable
within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

                         5.4 Exercise Price. The Exercise Price shall be
determined by the Committee when the Option is granted and may be at less than Fair Market Value (but not less than the par value of the Shares) if permitted by the Exchange Act; provided, that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with
Section 8 of the Plan.

                         5.5 Method of Exercise. Options may be exercised only
by delivery to the Company of a written exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                         5.6 Termination. Notwithstanding the exercise periods
set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

                (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Committee), but in any event, no later than the expiration date of the Options.

                (b) If the Participant is terminated because of death or Disability (or the Participant dies within three months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than (i) twelve (12) months after the Termination Date in the case of disability or (ii) eighteen (18) months after the Termination Date in the case of death (or such longer time period not exceeding five years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

                         5.7 Limitations on Exercise. The Committee may specify
a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                         5.8 Limitations on ISOs. The aggregate Fair Market
Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                         5.9 Modification, Extension or Renewal. The Committee
may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; and provided, further, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

                         5.10 No Disqualification. Notwithstanding any other
provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                         6.1 Restricted Stock Awards. All purchases under a
Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                         6.2 Purchase Price. The Purchase Price of Shares sold
pursuant to a Restricted Stock Award shall be determined by the Committee and may be at less than Fair Market Value (but not less than the par value of the Shares) on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with Section 9 of the Plan.

                         6.3 Terms of Restricted Stock Awards. Restricted Stock
Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement (the "Restricted Stock Award Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria; provided, however that the maximum Restricted Stock Award for each Participant with respect to any Performance Period shall be thirty percent (30%) of the Shares reserved for issuance under this Plan.

                7.       STOCK BONUSES.

                         7.1 Awards of Stock Bonuses. A Stock Bonus is an award
of Shares for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. No payment for the Shares shall be required. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. No payment for the Shares shall be required.

                         7.2 Terms of Stock Bonuses. Stock Bonus Awards shall be
subject to such restrictions as the Committee shall impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement (the "Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Bonus, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonus has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and having different performance goals and other criteria; provided, however that the maximum Stock Bonus for each Participant with respect to any Performance Period shall be be thirty percent (30%) of the Shares reserved for issuance under this Plan.

                         7.3 Form of Payment. A Stock Bonus may be paid in the
form of cash, whole Shares, or a combination thereof, based on the Fair Market Value on the date of payment, either in a lump sum payment or in installments, all as the Committee shall determine, and to the extent applicable, shall be subject to such conditions or restrictions as may be required to qualify for the maximum exemption from Section 16 of the Exchange Act.

                         7.4 Termination During Performance Period. If a
Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonuses only to the extent earned as of the date of Termination in accordance with the Stock Bonus Award Agreement, unless the Committee shall determine otherwise.

                8.       PERFORMANCE AWARDS

                         8.1 Performance Awards. A Performance Award shall
consist of the grant to the Participant of a specified number of Performance Units (the "Performance Unit"). The grant of a Performance Unit to a Participant will entitle the Participant to receive a specified dollar value, variable under conditions specified in the Performance Award, if the performance goals specified in the Performance Award are achieved and the other terms and conditions of the Performance Award are satisfied.


                  8.2 Terms of Performance Awards. Performance Awards shall be evidenced by an Award Agreement (the "Performance Award Agreement") that shall be in such form

(which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Performance Awards shall be subject to such conditions as the Committee may impose. Prior to the grant of a Performance Award, the Committee shall: (a) specify the number of Performance Units granted to the Participant; (b) specify the threshold and maximum dollar values of Performance Units and the corresponding performance goals; (c) determine the nature, length and starting date of any Performance Period for the Performance Award; and (d) select from among the Performance Factors to be used to measure performance goals. Prior to the payment of any Performance Award, the Committee shall determine the extent to which such Performance Units have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and having different performance goals and other criteria; provided, however, that the maximum amount of any Performance Award for each Participant with respect to any Performance Period shall be the lesser of two hundred and fifty percent (250%) of the Participant's base salary at the time of the Performance Award or one million dollars.

                  8.3 Form of Payment. Performance Awards may be paid currently or on a deferred basis with such reasonable interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value on the date of payment, either in a lump sum payment or in installments, all as the Committee shall determine.

                  8.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment with respect to the Performance Awards only to the extent earned as of the date of Termination in accordance with the Performance Award Agreement, unless the Committee shall determine otherwise.

                9.       PAYMENT FOR SHARE PURCHASES.

                         9.1 Payment. Payment for Shares purchased pursuant to
the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (a) by cancellation of indebtedness of the Company to the Participant;

                (b) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

                (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash.

                (d) by waiver of compensation due or accrued to Participant for services rendered;

                (e)      by tender of property;

                (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                         (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                         (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;
                or

                (g)      by any combination of the foregoing.

                         9.2 Loan Guarantees. The Committee may help the
Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                10.      WITHHOLDING TAXES.

                         10.1 Withholding Generally. Whenever Shares are to be
issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         10.2 Stock Withholding. When, under applicable tax
laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                 (a) the election must be made on or prior to the applicable Tax Date;

                 (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

                 (c) all elections shall be subject to the consent or disapproval of the Committee;

                 (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

                 (e)     in the event that the Tax Date is deferred until six
                         (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                11.      PRIVILEGES OF STOCK OWNERSHIP.

                         11.1 Voting and Dividends. No Participant shall have
any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are

Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 13.

                         11.2 Financial Statements. The Company shall provide
financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                12. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

                13. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price; provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased, and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

                14. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

                15. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any

Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a prorata basis as the promissory note is paid.

                16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

                17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                18. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

                19.      CORPORATE TRANSACTIONS.

                         19.1 Assumption or Replacement of Awards by Successor.
In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants),
(b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in this Subsection 19.1, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine.

                         19.2 Other Treatment of Awards. Subject to any greater
rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                         19.3 Assumption of Awards by the Company. The Company,
from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                20. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

                21. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.

                22. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; provided, further, that no amendment may be made to outstanding Awards without the consent of the Participant.

                23. NONEXCLUSIVITY OF THE PLAN; UNFUNDED PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

                24. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                         "Affiliate" means any corporation that directly, or
indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                         "Award" means any award under the Plan, including any
Option, Restricted Stock or Stock Bonus.

                         "Award Agreement" means, with respect to each Award,
the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                         "Board" means the Board of Directors of the Company.

                         "Code" means the Internal Revenue Code of 1986, as
amended.

                         "Committee" means the committee appointed by the Board
to administer the Plan, or if no committee is appointed, the Board.

                         "Company" means Intuit, a corporation organized under
the laws of the State of Delaware, or any successor corporation.

                         "Disability" means a disability, whether temporary or
permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                         "Disinterested Person" means a director who has not,
during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rules as promulgated by the SEC under Section 16(b) of the Exchange Act, as such Rules are amended from time to time and as interpreted by the SEC.

                         "Exchange Act" means the Securities Exchange Act of
1934, as amended.

                         "Exercise Price" means the price at which a holder of
an Option may purchase the Shares issuable upon exercise of the Option.

                         "Fair Market Value" means, as of any date, the value of
a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                 (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

                 (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

                         "Insider" means an officer or director of the Company
or any other person whose transactions in the Company's Common Stock are subject to Section 15 of the Exchange Act.

                         "Option" means an award of an option to purchase Shares
pursuant to Section 5.

                         "Outside Director" means any outside director as
defined in Section 162(m) of the Code and the regulations issued thereunder.

                         "Parent" means any corporation (other than the Company)
in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "Participant" means a person who receives an Award
under the Plan.

                         "Performance Award" means an award of Shares, or cash
in lieu of Shares, pursuant to Section 8.

                         "Performance Factors" means the factors selected by the
Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                 (a)     Net revenue and/or net revenue growth;

                 (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                 (c)     Operating income and/or operating income growth;

                 (d)     Net income and/or net income growth;

                 (e)     Earnings per share and/or earnings per share growth;

                 (f) Total shareholder return and/or total shareholder return growth;

                 (g)     Return on equity;

                 (h)     Operating cash flow return on income;

                 (i)     Adjusted operating cash flow return on income;

                 (j)     Economic value added; and

                 (k)     Individual confidential business objectives.

                         "Performance Period" means the period of service
determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards, Stock Bonuses or Performance Awards.

                         "Plan" means this Intuit 1993 Equity Incentive Plan, as
amended from time-to-time.

                         "Restricted Stock Award" means an award of Shares
pursuant to Section 6.

                         "SEC" means the Securities and Exchange Commission.

                         "Securities Act" means the Securities Act of 1933, as
amended.

                         "Shares" means shares of the Company's Common Stock
$0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

                         "Stock Bonus" means an award of Shares, or cash in lieu
of Shares, pursuant to Section 7.

                         "Subsidiary" means any corporation (other than the
Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "Termination" or "Terminated" means, for purposes of
the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                                                                      APPENDIX B

                                   INTUIT INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                          As Adopted on October 7, 1996
         As Proposed to be Amended and Restated through January 16, 1998


         1. ESTABLISHMENT OF PLAN. Intuit Inc., a Delaware corporation (the "Company"), proposes to grant options for purchase of the Company's Common Stock, $0.01 par value, to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "Plan"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends this Plan to qualify as an "employee stock purchase plan" under
Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 500,000 shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

         2. PURPOSE. The purpose of this Plan is to provide employees of the Company, or of any Subsidiary designated by the Board of Directors of the Company (the "Board") as eligible to participate in this Plan, with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

         3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board (the "Committee"). If two or more members of the Board are "Outside Directors" within the meaning of Code Section 162(m), the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors. As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Committee for services rendered by Committee members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

         4. ELIGIBILITY. Any employee of the Company, or of any Subsidiary designated by the Board as eligible to participate in this Plan, is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

         (a) employees who are not employed by the Company or Subsidiaries fifteen (15) days before the beginning of such Offering Period;

         (b) employees who are customarily employed for less than twenty (20) hours per week;

         (c) employees who are customarily employed for less than five (5) months in a calendar year;

         (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

         An individual who provides services to the Company, or any designated Subsidiary, as an independent contractor shall not be considered an "employee" for purposes of this Section 4 or this Plan, and shall not be eligible to participate in the Plan, except during such periods as the Company or the designated Subsidiary, as applicable, is required to withhold U.S. federal employment taxes for the individual. This exclusion from participation shall apply even if the individual is reclassified as an employee, rather than an independent contractor, for any purpose other than U.S. federal employment tax withholding."

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan


         5. OFFERING DATES. The offering periods of this Plan (each, an "Offering Period") shall be of six (6) months duration commencing on January 1 and July 1 of each year and ending on June 30 and December 31 of each year. Within such guidelines, the Board shall determine the first day of the initial Offering Period. The first business day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

         6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company not later than fifteen (15) days before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Committee for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Company by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company not later than fifteen
(15) days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

         7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Offering Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock); provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares which may be purchased pursuant to Section 10(b) or 10(c) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

         8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

             (a)  The fair market value on the Offering Date; or

             (b)  The fair market value on the Purchase Date;

provided, however, that in no event may the purchase price per share of the Company's Common Stock be below the par value per share of the Company's Common Stock.

                For purposes of this Plan, the term "Fair Market Value" means as of any date, the value OF a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan



                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market or listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in The Wall Street Journal, for the over-the-counter market; or

                (d) if none of the foregoing is applicable, by the Board in good faith.

         9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

             (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean base salary. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

             (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Company's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

             (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

             (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be carried forward, without interest, into the next Offering Period; provided, however, that in the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

             (e) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

             (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until

                                                                Intuit Inc.
                                          1996 Employee Stock Purchase Plan

such option has been exercised. Shares issued for the benefit of a participant under this Plan will be issued in the name of the participant or in the name of the participant and his or her spouse.

         10.  LIMITATIONS ON SHARES TO BE PURCHASED.

              (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

              (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

              (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

              (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

              (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Offering Period, without interest.


         11.  WITHDRAWAL.

              (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

              (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

         12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan


by the Committee; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

         14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; and provided further, that the price per share of Common Stock shall not be reduced below its par value per share. Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation; provided, that the price per share of Common Stock shall not be reduced below its par value per share.

         15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

         16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan



         17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates issued to him or her that represent shares purchased hereunder in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

         18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

         19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in this Plan.

         20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. TERM; STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

         22.  DESIGNATION OF BENEFICIARY.

                (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

                (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities

Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

         25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

                (a) increase the number of shares that may be issued under this Plan;

                (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

                (c) constitute an amendment for which stockholder approval is required by any stock exchange or automated quotation system upon which the shares may then be listed.

                                                                      APPENDIX C

                                   INTUIT INC.

                        1996 DIRECTORS STOCK OPTION PLAN

                           As Adopted October 7, 1996
        As Proposed to be Amended and Restated through January 16, 1998



         1. PURPOSE. This 1996 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for non-employee members of the Board of Directors of Intuit Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

         2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date (the "Effective Date") on which it is adopted by the Board of Directors of the Company (the "Board"). This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("Options") may be granted under this Plan after the Effective Date provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained.

         3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be non-qualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

         4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 165,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however, that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

         5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

         6. ELIGIBILITY AND AWARD FORMULA.

            6.1 Eligibility. Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "Optionee").

            6.2 Initial Grant. Each Optionee who on or after the Effective Date is or becomes a member of the Board will automatically be granted an Option for 15,000 Shares (the "Initial Grant") on the later of the date that

                                                                  Intuit Inc.
                                             1996 Directors Stock Option Plan

the Plan is approved by the stockholders of the Company or the date such Optionee first becomes a member of the Board.

            6.3 Succeeding Grants. On each anniversary of an Initial Grant, if the Optionee then is still a member of the Board and has served continuously as a member of the Board since the date of the Optionee's Initial Grant, the Optionee will automatically be granted an Option for 7,500 Shares (a "Succeeding Grant").

         7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to
Section 6 above:

                7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                7.2 Vesting. Options granted under this Plan shall be exercisable as they vest. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option. Each Initial Grant and Succeeding Grant will vest as to twenty-five percent (25%) of the Shares upon the first anniversary of the Start Date for such Grant and an additional 2.0833% of the Shares each month thereafter, so long as the Optionee continuously remains a director or a consultant of the Company, until the Option is exercisable with respect to 100% of the Shares.

                7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares at the time that the Option is granted.

                7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest and unvested Options shall expire when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Termination Date." An Option may be exercised after the Termination Date only as set forth below:

                      (a) Termination Generally. If the Optionee ceases to be a member of the Board or consultant of the Company for any reason except death or disability, then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

                      (b) Death or Disability. If the Optionee ceases to be a member of the Board or consultant of the Company because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         8.     EXERCISE OF OPTIONS.

                8.1 Exercise Period. Subject to the provisions of Section 8.5 below, Options shall be exercisable as they vest.

                8.2 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of Securities and

                                                                     Intuit Inc.
                                                          1996 Stock Option Plan




Exchange Commission ("SEC") Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;
(c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                      (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 15 below.

                      (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws, as they are in effect on the date of exercise.

                      (c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

         11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

         12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

                                                                     Intuit Inc.
                                                1996 Directors Stock Option Plan

         13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

         14. ACCELERATION OF OPTIONS UPON CERTAIN CORPORATE TRANSACTIONS. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) own less than 50% of the shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of a majority of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

         15. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

         17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                17.4 "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                                                                     Intuit Inc.
                                                1996 Directors Stock Option Plan


                (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in The Wall Street Journal, for the over-the-counter market; or

                (d) if none of the foregoing is applicable, by the Committee in good faith.

                                   INTUIT INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 1998

            The undersigned hereby appoints Scott D. Cook, William V. Campbell and Greg J. Santora, or any one of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Intuit Inc. to be held at 8:30 a.m. P.S.T., on January 16, 1998, at Intuit's offices at 2535 Garcia Avenue, Mountain View, California, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTUIT. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3, 4 AND 5. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION AND BY APPLICABLE STATE LAWS (INCLUDING MATTERS THAT THE PROXY HOLDERS DO NOT KNOW, A REASONABLE TIME BEFORE THIS SOLICITATION, ARE TO BE PRESENTED).

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

1.  ELECTION OF DIRECTORS.

Christopher W. Brody, William V. Campbell, Scott D. Cook, L. John Doerr, Michael
R. Hallman and Burton J. McMurtry.

FOR all nominees listed (except)                 WITHHOLD AUTHORITY
as indicated to the contrary)                    to vote for all nominees listed
           [ ]                                               [ ]

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

================================================================================

2. APPROVAL OF AMENDMENT TO THE INTUIT INC. 1993 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF INTUIT COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 11,000,000 SHARES TO 13,105,000 SHARES.

FOR                                  AGAINST                             ABSTAIN
[ ]                                  [ ]                                 [ ]

================================================================================

3. APPROVAL OF AMENDMENT TO THE INTUIT INC. 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF INTUIT COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 300,000 SHARES TO 500,000 SHARES.


FOR                                  AGAINST                             ABSTAIN
[ ]                                  [ ]                                 [ ]

================================================================================

4. APPROVAL OF AMENDMENT TO THE INTUIT INC. 1996 DIRECTORS STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF INTUIT COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 120,000 SHARES TO 165,000 SHARES.

FOR                                  AGAINST                             ABSTAIN
[ ]                                  [ ]                                 [ ]

================================================================================

5. RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 1998.


FOR                                  AGAINST                             ABSTAIN
[ ]                                  [ ]                                 [ ]

================================================================================

6. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.
================================================================================
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON YOUR STOCK CERTIFICATE. IF SHARES OF STOCK STAND OF RECORD IN THE NAMES OF TWO OR MORE PERSONS OR IN THE NAME OF HUSBAND AND WIFE, WHETHER AS JOINT TENANTS OR OTHERWISE, BOTH OR ALL OF SUCH PERSONS SHOULD SIGN THE PROXY. IF SHARES OF STOCK ARE HELD OF RECORD BY A CORPORATION, THE PROXY SHOULD BE EXECUTED BY THE PRESIDENT OR VICE PRESIDENT AND THE SECRETARY OR ASSISTANT SECRETARY. EXECUTORS, ADMINISTRATORS OR OTHER FIDUCIARIES WHO EXECUTE THE ABOVE PROXY FOR A STOCKHOLDER SHOULD GIVE THEIR FULL TITLE. PLEASE DATE THE PROXY.

Dated:____________________, 199__.      ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)